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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                October 22, 2001
                Date of Report (Date of earliest event reported)



                      United Pan-Europe Communications N.V.
               (Exact name of Registrant as Specified in Charter)




    THE NETHERLANDS                    0-25365                   98-0191997
    ---------------                  -----------              ---------------
(State or Other Jurisdiction of      (Commission               (IRS Employer
        Incorporation)                File Number)           Identification No.)




   Boeing Avenue 53, 1119 PE Schipol Rijk, 1070 BT Amsterdam, The Netherlands
                          -----------------------------

                              (Address of Principal
                               Executive Offices)


                               011-31-20-778-9840
                                 ---------------

                         (Registrant's telephone number
                              including area code

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


Item 5.  Other Events

     On October 19 and 22, 2001, United Pan-Europe Communications N.V. ("UPC") sent a response statement to the holders of its 10 7/8% Senior Notes due 2007, 10 7/8% Senior Notes due 2007, 10 7/8% Senior Notes due 2009, 10 7/8% Senior Notes due 2009, 12 1/2% Senior Discount Notes due 2009, 11 1/4% Senior Notes due 2009, 11 1/4% Senior Notes due 2009, 13 3/8% Senior Discount Notes due 2009, 13 3/8% Discount Senior Notes due 2009, 11 1/4% Senior Notes due 2010, 11 1/4% Senior Notes due 2010, 11 1/2% Senior Notes due 2010 and 13 3/4% Senior Discount Notes due 2010 (collectively, the "Notes"), announcing its position with respect to the tender offer (the "Liberty Offer") commenced by Liberty UPC Bonds, Inc., a Delaware corporation ("Purchaser") and a wholly-owned subsidiary of Liberty Media Corporation, a Delaware corporation ("Liberty"), to purchase up to $60,000,000 10 7/8% Senior Notes due 2007, up to (euro)30,000,000 10 7/8% Senior
Notes  due 2007,  up to  $240,000,000  10 7/8%  Senior  Notes  due  2009,  up to
(euro)90,000,000  10 7/8%  Senior  Notes due 2009,  up to  $220,500,000  12 1/2%
Senior Discount Notes due 2009, up to $75,600,000 11 1/4% Senior Notes due 2009, up to (euro)30,300,000 11 1/4% Senior Notes due 2009, up to $143,400,000 13 3/8%
Senior Discount Notes due 2009, up to (euro)57,300,000 13 3/8% Discount Senior Notes due 2009, up to $180,000,000 11 1/4% Senior Notes due 2010, up to
(euro)60,000,000 11 1/4% Senior Notes due 2010, up to $90,000,000 11 1/2% Senior
Notes due 2010, up to $300,000,000 13 3/4% Senior Discount Notes due 2010 of UPC at a price designated by the holders of the Notes within the purchase price ranges and otherwise upon the terms and subject to the conditions set forth in Purchaser's Offer to Purchase, dated October 9, 2001. The response statement is filed as Exhibit 99.1.

     The response statement states that UPC is expressing no opinion and remaining neutral toward the Liberty Offer.

     UPC is taking no position with respect to the Liberty Offer because

     (a) UPC has not participated in, and takes no responsibility for, the Liberty Offer,

     (b) UPC does not have sufficient information which would allow it to determine whether the Liberty Offer is beneficial or detrimental to the interests of UPC or the holders of the Notes, and

     (c) each holder of the Notes and his, her or its financial advisor are in a better position to decide whether tendering or refraining from tendering would meet the investment objectives of such holder.

Item 7.  Financial Statements and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

99.1  Response Statement of UPC dated October 19, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 22, 2001              UNITED PAN-EUROPE COMMUNICATIONS N.V.


                                     By:/s/ Anton A.M. Tuijten
                                        ---------------------------
                                        Name:   Anton A.M. Tuijten
                                        Title:  Member of the Board of
                                                Management and General Counsel